                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               February 16, 1996


                           CALGON CARBON CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                          0-15903               25-0530110
--------------------------------        --------------       ------------------
(State or other jurisdiction            (Commission          (IRS Employer
 of incorporation)                      File Number)         Identification No.)


   400 Calgon Carbon Drive, Pittsburgh, Pennsylvania                  15205
-------------------------------------------------------           --------------
        (Address of Principal Executive Offices)                     (Zip Code)


  Registrant's telephone number, including area code:    (412) 787-6700
                                                         --------------



                                                               Page 1 of 7 Pages
                                                           Exhibit Index Appears
                                                                       on Page 3
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Item 5.  Other Events.
         ------------

          Attached as Exhibit 28 is a description of the registrant's Common Stock, par value $.01 per share, containing the information required by Item 202 of Regulation S-K. This description updates and replaces the description of the registrant's Common Stock contained in any previous Registration Statement filed by the registrant.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

             (c)  Exhibits
                  --------

             The following exhibit is filed as a part of this current report:

Exhibit No.                              Description
-----------  -------------------------------------------------------------------

     28 Description of Common Stock, par value $.01 per share, of Calgon Carbon Corporation


                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 CALGON CARBON CORPORATION
                                   (Registrant)

                                 By /s/ Colin Bailey
                                   _____________________________________________
                                   Colin Bailey
                                   President and Chief
                                   Executive Officer

Date:  February 13, 1996

                                      -2-
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                           CALGON CARBON CORPORATION

                                    Form 8-K

                            Dated February 16, 1996


                                 EXHIBIT INDEX


          The exhibit listed below is filed with this current report on Form 8-K. The page number where the exhibit may be found under the Commission's sequential numbering system is indicated.

Exhibit                                                          Sequential
  No.                              Document                        Page No.
 -----  -------------------------------------------------------  -----------

  28     Description of Common Stock, par value
         $.01 per share, of Calgon Carbon Corporation                 4

                                      -3-